EXHIBIT 10.27
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			  INGRAM FUNDING MASTER TRUST




		       6.19% ASSET-BACKED CERTIFICATES,
			    SERIES 1993-1, CLASS A




			CERTIFICATE PURCHASE AGREEMENT



				 July 23, 1993



=============================================================================



							       July 23, 1993


Purchasers named on the
signature pages hereto

Ladies and Gentlemen:

      1. Introduction. Pursuant to the Pooling and Servicing Agreement (as defined below), Ingram Funding Inc. (the "Transferor") has caused Ingram Funding Master Trust (the "Trust") to issue 6.19% Asset-Backed Certificates, Series 1993-1, Class A (the "Class A Certificates") to be sold by the Transferor.

      The Class A Certificates will be issued pursuant to a Pooling and Servicing Agreement dated as of February 12, 1993 among the Transferor, Ingram Industries Inc. ("Ingram"), as servicer (the "Servicer"), and Chemical Bank, as trustee (the "Trustee"), as supplemented by the Series 1993-1 Supplement dated as of July 23, 1993 among the Transferor, the Servicer and the Trustee (collectively, the "Pooling and Servicing Agreement"). The Transferor has conveyed to the Trustee for the benefit of the holders of the Class A Certificates, a pool of trade accounts receivable generated from trade accounts of customers of the Ingram Book Company division of Ingram and certain designated subsidiaries of Ingram (the "Receivables"), and certain other property (the Receivables and such other property, the "Trust Assets").

      The placement of the Class A Certificates has been arranged by Chemical Securities Inc., as placement agent (the "Placement Agent"), pursuant to an agreement dated as of May 25, 1993 (the "Placement Agency Agreement") among the Transferor, the Servicer and the Placement Agent.

      The Transferor has furnished to each of the purchasers of Class A Certificates named on the signature pages hereto (the "Purchasers" and, individually, a "Purchaser") a final private placement memorandum dated July 23, 1993, describing, among other things, the Class A Certificates, the Trust Assets, the Trust, the Transferor, the Servicer and the Pooling and Servicing Agreement. Such final private placement memorandum is herein referred to as the "Memorandum."

      The Transferor hereby agrees with each of the Purchasers as follows:

      2. Purchase, Sale. Payment and Delivery of the Class A Certificates. On the basis of the representations, warranties and agreements contained herein, but subject to the terms and conditions set forth herein, the Transferor agrees to sell to each Purchaser, and each Purchaser agrees to purchase from the Transferor, on July 23, 1993 or on such other date as shall be mutually agreed upon by the Transferor and the Purchasers (the "Closing Date"), the aggregate principal amount of the Class A Certificates set forth on such Purchaser's Attachment I annexed hereto (the "Designated Class A Certificates"). Each Designated Class A Certificate shall be purchased at a purchase price equal to 100% of the principal amount thereof.

      The closing of the sale of the Class A Certificates (the "Closing") shall be held at the offices of Skadden, Arps, Slate, Meagher & Flom at 919 Third Avenue, New York, New York 10022, at 10:00 a.m., New York City time, on the Closing Date. Payment of the aggregate purchase price for the Class A Certificates shall be made on the Closing Date by wire transfer of immediately available funds to an account to be designated in writing to each Purchaser by the Transferor at least two business days prior to the Closing Date, against delivery of the Class A Certificates at the Closing on the Closing Date. The denominations of the Designated Class A Certificates to be delivered to the Purchasers and the name or names in which each such Designated Class A Certificate is to be registered shall be in accordance with the information set forth on Attachment I with respect to such Purchaser designated by each Purchaser by notice in writing delivered to the Transferor at least two business days prior to the Closing Date or, if any such Purchaser shall fail to give such notice, delivery shall be made to such Purchaser in the form of one Class A Certificate registered in such Purchaser's name.

      3. Representations and Warranties of the Transferor. The Transferor represents and warrants to, and agrees with, each Purchaser that, as of the date hereof:

      a. The Transferor has been duly organized and is validly existing as a corporation under the laws of the State of Delaware with full power and authority to issue, sell and deliver the Class A Certificates and to conduct its business as such business is currently conducted, and to execute, deliver and perform its oblications under this Agreement, the Pooling and Servicing Agreement and the Class A Certificates;

      b. The Transferor is not required to be qualified to do business in any jurisdiction in which the failure to so qualify would impair the validity or enforceability of any Document (as defined below), to which the Transferor is a party; the Transferor has neither conducted nor engaged in any business other than as allowed pursuant to the terms of the Pooling and Servicing Agreement;

      c. This Agreement has been duly authorized, executed and delivered by the Transferor and constitutes a valid and binding agreement of the Transferor, enforceable against the Transferor in accordance with its terms, except that the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and the discretion of the court before which any proceeding for such enforcement may be brought;

      d. Any Document to which the Transferor is a party has been duly authorized, executed and delivered by the Transferor and, assuming due authorization, execution and delivery thereof by the other parties thereto, will constitute a valid and binding agreement of the Transferor, enforceable against the Transferor in accordance with its terms, except that the enforceability thereof may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and the discretion of the court before which any proceeding for such enforcement may be brought;

      e. The Class A Certificates have been duly authorized and executed by the Transferor and, when authenticated by the Trustee in accordance with the Pooling and Servicing Agreement and delivered against payment therefor as provided herein, will be entitled the benefits of the Pooling and Servicing Agreement, subject to (1) bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally and (ii) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law) and the discretion of the court before which any proceeding for such enforcement may be brought;

      f. The Memorandum as of its date did not, and as of the Closing Date will not, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and no written information supplied by the Transferor to (i) Standard & Poor's Corporation or Fitch Investors Service, Inc. (collectively, the "Rating Agencies") in connection with obtaining a rating for the Class A Certificates or (ii) the Purchasers contained any material misstatement of a material fact or omitted to state any fact necessary to make the material statements contained therein not materially misleading, as of the date as of which such information was dated or certified, in each case considered in the aggregate with all other information furnished to the Rating Agencies or the Purchasers, as applicable, pursuant to or in connection with obtaining of a rating (in the case of the Rating Agencies) or pursuant to or in connection with any Document or any transaction contemplated hereby or thereby (in the case of the Purchasers) and giving effect to written revisions and updates of such information furnished to the Rating Agencies or the Purchasers, as applicable, prior to the Closing Date;

      g. Subject to Section 3.j. with respect to federal and state securities laws, neither the execution and delivery of any Document to which the Transferor is a party or the issuance or sale of the Class A Certificates, the consummation of the transactions contemplated thereby nor the fulfillment of any of the terms and conditions thereof conflicts or will conflict with, results or will result in a breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under (i) the Pooling and Servicing Agreement, (ii) any law or statute currently applicable to the Transferor or (iii) any decree, order, rule or regulation currently applicable to the Transferor of any court or regulatory, administrative or governmental agency, body or authority, or arbitrator having jurisdiction over the Transferor or its properties;

      h. There are no legal, regulatory, administrative or governmental proceedings pending to which the Transferor is a party or to which any of its properties is subject or, to the knowledge of the Transferor, threatened against the Transferor or any of its properties that, if determined adversely to the Transferor would, in the aggregate, have a material adverse effect on the ability of the Transferor to perform its obligations under any Document to which it is a party or to consummate the transactions contemplated hereunder or thereunder, or on the financial condition, affairs or properties of the Transferor;

      i. Subject to Section 3.j. with respect to federal and state securities laws, no consent, approval, authorization or order of or declaration or filing with any government, governmental instrumentality or court or other person is required for the issuance or sale of the Class A Certificates or the consummation of the other transactions contemplated by any Document to which the Transferor is a party, except such as have been duly made or obtained;

      j. Under the circumstances contemplated by the Memorandum, the Pooling and Servicing Agreement, this Agreement and the Placement Agency Agreement, the offer and sale of the Class A Certificates are transactions exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"); and the Pooling and Servicing Agreement is not required to be qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act");

      k. The Transferor is not and will not be required as a result of the offer and sale of the Class A certificates under the circumstances contemplated by the Memorandum, the Pooling and Servicing Agreement, this Agreement and the Placement Agency Agreement to register as an "investment company" under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Transferor is not "controlled" by an "investment company" as defined in the 1940 Act;

      1. There is no fact known to the Transferor that materially adversely affects the ability of the Transferor to perform its obligations under the Documents to which it is a party;

      m. Except for Chemical Securities Inc., the Transferor has not dealt with any broker, investment banker, or other person who may be entitled to any commission or compensation in connection with the sale of the Class A Certificates, and the fees of Chemical Securities Inc. shall be payable, and shall be paid, by the Transferor from proceeds of the sale of the Class A Certificates and the Purchasers shall have no liability therefor;

      n. The Transferor has not transferred its interests in the Trust Assets to the Trustee with an actual intent to hinder, delay or defraud any creditor; the Transferor is solvent (as that term is utilized under applicable bankruptcy, insolvency and fraudulent conveyance laws) and has not been rendered insolvent by the transfer and assignment of the Trust Assets;

      o. At the time of the transfer of the Trust Assets from the Transferor to the Trustee, the Transferor owned the Trust Assets free and clear of any liens, claims (including but not limited to claims of ownership) or encumbrances, including, but not limited to federal tax liens, ERISA liens and claims arising pursuant to 31 U.S.C. Section 3713;

      p. The Transferor has irrevocably assigned to the Trustee for the benefit of the Certificateholders (as defined in the Pooling and Servicing Agreement) all of the Transferor's right, title and interest in and to the Trust Assets;

      q. Assuming the accuracy of the representations and warranties of the Purchasers contained herein, the execution and delivery of this Agreement and the issue and sale of the Class A Certificates by the Transferor does not and will not involve any transaction by the Transferor that is prohibited under Section 406(a) of ERISA or in connection with which an excise tax could be imposed pursuant to Section 4975(a) or (b) of the Code by reason of the prohibited transactions described in Section 4975(c)
(I)  (A), (B), (C), or (D) of the Code;

      r. None of the transactions contemplated in this Agreement (including, without limitation, the use of proceeds from the sale of the Class A Certificates) will result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including Regulations G, T, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II; and

      s. No event has occurred and is continuing that constitutes, or with the passage of time or the giving of notice or both would constitute, a Servicer Default or an Event of Termination with respect to the Class A Certificates under, and as defined in, the Pooling and Servicing Agreement.

      4. Representations and Warranties of the Purchasers. Each Purchaser represents and warrants to, and agrees with, the Transferor, as of the date hereof and as of the Closing Date, that:

      a. It has received all information concerning the Class A Certificates, the Transferor, the Servicer, the Trust, the Trust Assets, the Pooling and Servicing Agreement and any other matters relevant to its decision to purchase the Class A Certificates that it has requested, including, but not limited to the Memorandum. It has had an opportunity to discuss fully the Transferor's business, management and financial affairs, and the terms and conditions of the proposed purchase, with the Transferor and its representatives;

      b. It is not acquiring its Class A Certificates with a view to or for sale in connection with any distribution thereof within the meaning of the Securities Act, provided that the disposition of its property shall at all times be and remain within its control. No part of the funds being used by it to pay the Purchase Price of the Class A Certificates being purchased by it hereunder will constitute assets allocated to any separate account maintained by it. For purposes of this paragraph (b), the term "separate account" shall have the meaning specified in Section 3 of the Employee Retirement Income Security Act Of 1974, as amended. It is an "insurance company" as defined in Section 2(13) of the Securities Act

     c. It understands that the Class A Certificates have not been and will not be registered or qualified under the Securities Act or any applicable state securities laws or the securities laws of any other jurisdiction and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act, and that the Class A Certificates initially will bear the legend and be subject to the restrictions on transfer described in the Memorandum;

     d. It understands that the Class A Certificates are subject to restrictions on transfer set forth in Section 6.03 of the Pooling and Servicing Agreement;

     e. It intends to treat the Class A Certificates as indebtedness of the Transferor for federal income tax purposes.

     Each Purchaser understands that the Transferor, the Placement Agent, and, for purposes of the opinions to be delivered to the Purchasers pursuant to
Section 5.d., Skadden, Arps, Slate, Meagher & Flom, will rely upon the accuracy and truth of the foregoing representations, and each Purchaser hereby consents to such reliance.

     5. Conditions of the Obligations of the Purchasers. The obligations of each Purchaser to purchase and pay for the Class A Certificates shall be subject to the accuracy, as of the date hereof and as of the Closing Date, of the representations and warranties of the Transferor herein, the performance by the Transferor of its obligations hereunder and the following additional conditions:

     a. On the Closing Date, this Agreement, the Pooling and Servicing Agreement, the Placement Agency Agreement, the Purchase Agreement (as defined in the Pooling and Servicing Agreement) and the Class A Certificates duly authorized, executed and delivered by the Parties thereto, shall be in full force and effect and no default shall exist thereunder. The Documents shall be in the forms heretofore provided to the Purchasers.

      b. On the Closing Date, each Purchaser shall have received a certificate from the Trustee, dated the Closing Date, stating that the Pooling and Servicing Agreement has been duly authorized, executed and delivered by the Trustee and the Class A Certificates have been duly authenticated by the Trustee in accordance with the Pooling and Servicing Agreement.

      c. All documents (other than opinions of counsel which will be delivered as set forth herein) incident hereto and to the Pooling and Servicing Agreement shall be reasonably satisfactory in form and substance to the Purchasers.

      d. The Purchasers shall have received opinions, dated the Closing Date, addressed to the Purchasers, of Skadden, Arps, Slate, Meagher & Flom, special counsel to the Transferor, and of James E. Anderson, Jr., counsel to the Servicer, reasonably satisfactory in form and substance to the Purchasers.

      e. The Purchasers shall have received an opinion, dated the Closing Date, addressed to the Purchasers of Pryor, Cashman, Sherman & Flynn, counsel to the Trustee, reasonably satisfactory in form and substance to the Purchasers.

      f. Each of the other Purchasers shall have purchased, and the Transferor shall have received payment in full for, the Class A Certificates to be purchased by it.

      g. The Transferor shall have irrevocably assigned to the Trustee for the benefit of the Certificateholders all of the Transferor's right, title and interest in and to the Trust Assets.

      h. The Purchasers' purchase of the Class A Certificates (a) shall not be prohibited by any applicable law or governmental regulation, (b) shall not subject any Purchaser to any penalty under or pursuant to any applicable law or governmental regulation, (c) shall be permitted by the laws and regulations of the jurisdictions to which the Purchasers are subject, and shall qualify without reference to any "basket" or "leeway" provisions permitting investment without restriction as to the character of the particular investment. The Transferor shall have delivered to each Purchaser factual certificates or other evidence, in form and substance satisfactory to each Purchaser, to enable each Purchaser to establish compliance with this condition, as may be reasonably requested.

      i. The Transferor shall have received all consents, permits and other authorizations, and made all such filings and declarations, as may be required from any Person, pursuant to any law, statute, regulation or rule (Federal, state, local and foreign) in connection with the transactions contemplated by this Agreement.

      j. The Purchasers shall have received a true and correct copy of a letter from Standard & Poor's Corporation and Fitch Investors Service, Inc. confirming that the Class A Certificates have been rated "AAA" and "AAA", respectively.

      k. The Purchasers shall have received evidence, reasonably satisfactory to the Purchasers, of the payment, if any, of all taxes, fees and other governmental charges, if any, incidental to the issuance of the Class A Certificates and to the consummation of the transactions contemplated hereunder and under the Pooling and Servicing Agreement.

      1. The Purchasers shall have received receipts or other documents acknowledging receipt by the Transferor of the purchase price of the Class A Certificates upon confirmation by the Transferor of receipt thereof.

      m. The Purchasers shall have received reliance letters from Skadden, Arps, Slate, Meagher & Flom, James E. Anderson, Jr. and Pryor, Cashman, Sherman & Flynn with respect to the opinions delivered by them in connection with the initial closing under the Pooling and Servicing Agreement.

      n. The Transferor shall have delivered a certificate signed by an authorized officer of the Transferor, dated the Closing Date, certifying that (i) the Transferor has filed an application with Standard & Poor's Corporation CUSIP Service Bureau for assignment of a private placement number with respect to the Class A Certificates and (ii) all fees and expenses payable in connecticn with said application have been paid in full.

      If, on the Closing Date, any condition specified in this Agreement shall not have been fulfilled when and as required in this Agreement or waived by the Purchasers, or the Transferor shall fail to tender any Purchaser such Purchaser's Class A Certificates, the Purchasers' obligation to purchase the Class A Certificates pursuant to this Agreement may be terminated by notice to the Transferor, given to the Transferor in writing or by facsimile. Nothing in this paragraph shall operate to relieve the Transferor from any of its obligations hereunder or otherwise waive any of the Purchasers' rights against the Transferor.

      6. Expenses. Whether or not the Class A Certificates are sold, the Transferor will pay the reasonable fees and disbursements of the Purchasers' special counsel, Cadwalader, Wickersham & Taft. The Transferor will also pay (i) the fees and expenses, if any, of the Rating Agencies in connection with obtaining a credit rating for the Class A Certificates, whether or not such credit rating is actually obtained, and (ii) the fees and expenses of Standard & Poor's Corporation in connection with obtaining a private placement number with respect to the Class A Certificates. The Transferor further agrees that it will pay or cause to be paid, promptly upon demand, (i) any reasonable out-of-pocket expenses incurred by any Purchaser in connection with the making of any amendment to, or the giving of any release, consent or waiver in respect of, this Agreement and any Document executed pursuant hereto or thereto, including the reasonable fees and disbursements of one (and in no event more than one) outside counsel for all Purchasers in connection therewith, in each case that are related to or arising out of a request of, or an action taken by, or that are otherwise required by, either the Transferor or Ingram (but not to the extent that any such request, action or requirement of either the Transferor or Ingram arises by reason of its obligation to respond to a request, action or requirement instigated by a Purchaser or other third party), and (ii) any reasonable out-of-pocket expenses incurred by any Purchaser in connection with the enforcement of its rights and remedies under the Pooling and Servicing Agreement if either a Servicer Default or an Event of Termination shall occur and be continuing, including the reasonable fees and disbursements of one (and in no event more than one) outside counsel for all Purchasers in connection therewith.

      7. Survival. The respective representations, warranties and agreements made by the Transferor and the Purchasers herein or in any certificate or other instrument delivered pursuant hereto shall survive the delivery of and payment for the Class A Certificates notwithstanding any investigation made by or on behalf of any party hereto.

      8. Notices. All communications provided for or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, sent by overnight courier or mailed by registered mail, postage prepaid and return receipt requested, or transmitted by confirmed telex, telegraph or telecopier, if to a Purchaser, addressed to such Purchaser at the address set forth on such Purchaser's signature page hereto, or to such other address as such Purchaser may designate in writing to the Transferor, and if to the Transferor, addressed to Ingram Funding Inc., 1105 North Market Street, Wilmington, Delaware 19801, Attention: President or to such other address as the Transferor may designate in writing to the Purchasers, with a copy to Ingram Industries Inc., One Belle Meade Place, 4400 Harding Road, Nashville, Tennessee 37205, Attention: Treasurer.

      9. Successors. This Agreement shall inure to the benefit of and be binding upon the Transferor, the Purchasers and their respective successors and assigns. Nothing expressed herein is intended or shall be construed to give any person other than the persons referred to in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement.

      10. Severability of Provisions. Any covenant, provision, agreement or term of this Agreement that is prohibited or is held to be void or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without Invalidating the remaining provisions hereof.

      11. Miscellaneous. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the matters and transactions contemplated hereby and supersedes all prior agreements and understandings whatsoever relating to such matters and transactions. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought. The headings in this Agreement are for the purpose of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in counterparts, which may include facsimile counterparts, each of which shall constitute an original, but all of which shall together constitute one instrument.

      12. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

      13. Counterparts. This Agreement may be executed in two or more counterparts, and all such counterparts taken together shall be deemed to constitute one and the same agreement.

      If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement between the undersigned in accordance with its terms.

					    Very truly yours,

					    INGRAM FUNDING INC.


					    By: /s/ Thomas H. Lunn
						---------------------------
						Name:  Thomas H. Lunn
						Title: Assistant Treasurer


Agreed and accepted as of
the date first above written.

GREAT-WEST LIFE & ANNUITY
  INSURANCE COMPANY

By: /s/ Bruce L. Hoyt
    --------------------------------
    Name:  Bruce L. Hoyt
    Title: Manager
	   Private Placement Investments



By: /s/ E. A. Marr
    --------------------------------
    Name:  E.A. Marr
    Title: Assistance Vice President
	   Private Placement Investments





      It the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement between the undersigned in accordance with its terms.


					    Very truly yours,

					    INGRAM FUNDING INC.


					    By: /s/ Thomas H. Lunn
						------------------------
						Name:  Thomas H. Lunn
						Title: Assistant Treasurer


Agreed and accepted as of
the date first above written.

PACIFIC CORINTHIAN LIFE
  INSURANCE COMPANY



By: /s/ Larry J. Card
    --------------------------------
    Name:  Larry J. Card
    Title: Sr. Vice President



      If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement between the undersigned in accordance with its terms.


					    Very truly yours,

					    INGRAM FUNDING INC.


					    By: /s/ Thomas H. Lunn
						-------------------------
						Name:  Thomas H. Lunn
						Title: Assistant Treasurer



Agreed and accepted as of
the date first above written.

THE PRUDENTIAL INSURANCE
COMPANY OF AMERICA



By: /s/ Catherine M. Holmes
    --------------------------------
    Name: Catherine M. Holmes
    Title:






      If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to us the enclosed duplicate hereof, whereupon it will become a binding agreement between the undersigned in accordance with its terms.


					    Very truly yours,

					    INGRAM FUNDING INC.


					    By: /s/ Thomas H. Lunn
						--------------------------
						Name:  Thomas H. Lunn
						Title: Assistant Treasurer


Agreed and accepted as of
the date first above written.

PACIFIC CORINTHIAN LIFE
INSURANCE COMPANY


By: /s/ Larry J. Card
    --------------------------------
    Name:  Larry J. Card
    Title: Sr. Vice President


By: /s/ David R. Carmichael
    --------------------------------
    Name:  David R. Carmichael
    Title: General Counsel &
	   Assistant Secretary



			      Aggregate             Requested
Purchaser                     Principal Balance     Denomination
---------                     -----------------     -------------

The Prudential Insurance
Company of America
Series 1993-1                $30,000,000. 00       $30,000,000.00

Registered Owner: The Prudential Insurance Company of America

(1) All payments on account of Notes held by such purchaser shall be made by wire transfer of immediately available funds for credit to:

			  Account No. 050-54-526
			  Morgan Guaranty Trust
			  23 Wall Street
			  New York, York 10015
			  (ABA NO.: 021-000-238)

Each such wire transfer shall set forth the name of the Issuer, the full title (including the coupon rate and final maturity date) of the Notes, a reference to "Security No. 457192\\A0", and the due date and application (as among principal and interest of the payment being made.

(2)  Address for all notices relating to payments:

			  The Prudential Insurance Company of America
			  c/o The Prudential Specialized Finance Group
			  Four Gateway Center
			  100 Mulberry Street
			  Newark, New Jersey 07102-4369

			  Attention: Manager, Investment Information &
				     Accounting Services

(3) Address for all other communications and notices:

			  The Prudential Insurance Company of America
			  c/o The Prudential Specialized Finance Group
			  Four Gateway Center
			  100 Mulberry Street
			  Newark, New Jersey 07102-4069

(4) Recipient of telephonic prepayment notices:

			  Manager, Investment Information &
			  Accounting Services
			  (201) 802-7500

(5) Tax Identification No.: 22-1211670



ATTACHMENT I


Number/Denomination of Class A Certificate to be pruchased by Purchaser:

Series 1993-1               $20,000,000


Name of Purchaser:

Great-West Life & Annuity Insurance Company
8515 East Orchard Road
3rd Floor, Tower 2
Englewood, Colorado 80111

Tax I. D. #84-0467907

Payments of Principal and Interest

Wire Instructions:

Norwest Bank Minnesota, N. A.
ABA #091000019
For Credit to Trust Clearing Accourt #08-40-245
Re: GWL&A for Account #7-34688-00-5

Special Instructions:   l)    cusip or security description,
			2)    allocation of payment between
			      principal and interest, and
			3)    confirmation of principal balance.

Notice of Such Payments

Norwest Bank Minnesota, N.A.
733 Marquette Ave., Investors Bldg., 5th Floor
Minneapolis, Minnesota 55479-0047
Attn: Income Collections

Notice for Other Communications

Great-West Life & Annuity Insurance Company
8515 East Orchard Road
3rd Floor, Tower 2
Englewood, Colorado 80111
Attention: U.S. Private Placements

Telecopier: (303) 689-6193

Physical Delivery of Securities - New Issue

Norwest Bank Minnesota, N.A.
Attn: Security Clearance
733 Marquette Ave., 5th Floor
Mineapolis, Minnesota 55479-0047

DTC Settlement

Bank DTC participant acct. #0947
Agent ID #20947
Agent interested acct. #7-34688-00-5
Institution ID #58502



Attachment I

			    REGISTERED NAME EBENCO
			      TAX ID# 95-6025815
		  PACIFIC CORINTHIAN LIFE INSURANCE COMPANY

Number/Denomination of Class A Certificate to be purchased by Purchaser:

Series 1993-1       $10,000,000

Delivery Instructions for Private Placements

    For Private Placements Registered in Nominee Name
    (EBENCO):

		 Bank of America Clearing & Services Corp.
		 2 Rector Street, 3rd Floor - Window #2
		 New York, NY 10006
		 For A/C of Sec Pac state TrCo./CPR
		 Account #4-09353CPR
		 SPCSC - Pasadena
		 SPSTC Customer Account #QE-7-15520-1

Wire Transfer Instructions Income and Other Distributions:

		 Bank of America
		 ABA #121000358
		 SPSTC-CPR ADVANTAGE GROUP
		 ACCOUNT: 1257603433
		 ATT: Patti Davis (818) 405-3425
		 Sender's Nate:
		 Further Credit to: Account #QE-7-15520-1
		 PACIFIC CORINTHIAN LIFE INSURANCE
		  COMPANY-PHYSICAL

Separate Notification of payments should be addressed to:

		 Pacific Corinthian Life insurance Company
		 Attn: Securities Administration
		       Sharon Goldberg
		 P.O.  B0X 9000
		 Newport Beach, California 92658-9000
		 Telefax   # (714) 640-3199
		 Telephone # (714) 640-3312

All Financials and any other correspondence should be addressedd to:

		 Pacific Mutual Life Insurance Company
		 Attn: Fixed Income Securities Dept.
		 P. O. Box 9000
		 Newport Boach, California 92658-9000
		 Telefax   # (714) 640-3199
		 Telephone # (714) 640-3312